Exhibit 99.1
GulfMark Offshore, Inc. March 2011 Investor Presentation 1

Forward-Looking Statements Cautionary Statement Regarding Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risk, uncertainties and other factors. Among the factors that could cause actual results to differ materially are: the price of oil and gas and its effect on industry conditions; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delay or cost overruns on construction projects and other material factors that are described from time to time in the Company’s filings with the SEC, including the Company’s Form 10-K for the year ended December 31, 2010. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. . NYSE: GLF www.GulfMark.com 2

Long-Term Revenue & EBITDA (In Millions of Dollars) $700 $700 $600 $600 $500 $500 $400 $400 $300 $300 $200 $200 $100 $100 $0 $0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Revenue EBITDA* * Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation 3

Geographic Revenue Diversification Gulf of Mexico 27% Americas North Sea 41% Rest of Americas 13% Southeast 4 Asia 19% Revenue Breakout by Region Year Ended December 31, 2010 4

North Sea India, Mediterranean, Africa, and Trinidad Spearheading HSE & Training Initiatives High Level of Long-Term Contract Cover Regional Total of 25 Owned Vessels 21 PSVs, 3 AHTS, and 1 SpV Vessels Expanding gManaged h Fleet Largest Operator of PSVs in the North Sea Operations Include Activities in 5

Americas Regional Total of 35 Owned Vessels Mexico — 2 AHTS Vessels and 1 Crewboat Brazil — 3 Large PSVs, 4 PSVs, 1 SpV and 1 AHTS Gulf of Mexico / Trinidad — 8 Deep Water PSVs, 8 Deep Shelf PSVs, and 7 Fast Supply / Crew Boats Second Largest Owner of Dynamic Positioning (DP2) Vessels in the U.S. Gulf of Mexico Average Fleet Age of 5.2 years 6

Southeast Asia Regional Total of 14 Owned Vessels Strong Operating Income Margins 11 AHTS Vessels and 3 PSVs Average Fleet Age of 5.7years Excess of 60% Operating Income Margins for 2007, 2008, 2009 and 2010 $- Revenue Operating Income $- Asia Pacific Region has the Most Resilient Year-over-Year and Sequential Monthly Rig Count Statistics Strong Regional Day Rate Trends 7

Strong Customer Base Super Majors & National Oil Companies Majors & Large Independents Smaller Independents & Others Note: Percentages Based on Vessel Count as of January 27, 2011. 8

The GulfMark Fleet 9

GulfMark Fleet by Vintage

10 Vessel Dispositions Demonstrate Long-Term Value Sales Price as Year a Percentage Vessel of Year Age at Sales Original of Original Name Sale Built Disposal Price Cost Cost North Traveller 2010 1998 12 18,692,000 17,775,436 105% Seapower 2010 1974 36 380,000 1,355,389 28% Sea Searcher 2009 1976 33 2,000,000 1,298,096 154% Highland Sprite 2009 1986 23 5,075,000 6,935,050 73% North Fortune 2008 1983 25 19,000,000 9,955,746 191% Sea Eagle 2008 1976 32 2,000,000 985,754 203% Sem Valiant 2008 1981 27 2,600,000 2,798,898 93% North Crusader 2008 1984 24 19,000,000 12,380,504 153 % Sea Diligent 2008 1981 27 3,950,000 2,805,178 141% Sea Endeavor 2007 1981 26 2,500,000 2,573,100 97% Sea Explorer 2007 1981 26 5,125,000 2,821,841 182% Sem Courageous 2007 1981 26 2,500,000 2,132,069 117% North Prince 2007 1978 29 5,650,000 7,212,539 78% Sentinel 2006 1979 27 7,400,000 4,733,578 156% Highland Patriot 2006 1982 24 10,800,000 7,289,049 148% Average Age 26 Total Average 128% Average Trailing Twelve Month (TTM) EBITDA Multiple of 2.93x

Young & Versatile Fleet Major Construction & Acquisition Programs Underway Since 2000 December 2010 7% 16% 77% Vessels built prior to January 1990. Vessels built or acquired between January 1990 and January 2000. Vessels built or acquired after January 2000. 12

Financial Information

Quarter Ended December 31, 2010 ( in thousands) Consolidating Income Statement for the Three Months Ended Dec 31, 2010 Southeast North Sea Asia Americas Total Revenues $37,909 $15,998 $ 33,948 $87,854 Direct operating expenses 19,684 51.9% 2,480 15.5% 21,017 61.9% 43,182 Drydock expense 464 1.2% 724 4.5% 628 1.8% 1,817 General and administrative expenses 3,271 8.6% 664 4.1% 1,717 5.1% 10,605 Depreciation expense 4,661 12.3% 2,458 15.4% 7,093 20.9% 14,515 (Gain) loss on sale of assets — 0.0% — 0.0% — 0.0% Operating Income $9,828 25.9% $9,671 60.5% $3,492 10.3% $17,734 Pre-Gain Operating Income $9,828 25.9% $9,671 60.5% $3,492 10.3% $17,734 Interest expense (5,835) Interest income Foreign currency gain (loss) and other Income before income taxes $11,861 Income tax benefit (provision) 3,375 Net Income $15,236 Diluted Earnings Per Share $0 .

Total Revenue in Backlog (Total Revenue in Thousands of Dollars)

Consistent Reduction in Net Debt Position (dollars in thousands)

Investment Highlights Industry Leaders in HSE Performance & People Development Strong Demand for Modern Offshore Marine Equipment Global Presence and Operations Expertise Financial Stability & Flexibility to Pursue Opportunities Growth though Acquisition and New Construction Young, Versatile, High-Specification Fleet 17

GulfMark offhore

18 Reconciliation of Adjusted EBITDA 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Net (loss) income $37.9 $24.0 $0.5 ( $4.6 ) $38.4 $89.7 $99.0 $183.8 $50.6 ( $34.7 ) Interest expense, net 11.6 10.9 12.8 17.0 18.4 14.4 4.8 12.8 19.9 20.7 Income tax (benefit) (12.2) 3.0 0.2 (6.5) 3.4 3.0 30.2 11.7 (2.1) (12.7) Depreciation & Amortization 15.3 21.4 28.0 26.1 28.9 28.5 30.6 44.3 53.0 57.0 EBITDA $52.6 $59.3 $41.5 $32.0 $89.1 $135.6 $164.6 $252.6 $121.5 $30.2 Adjustments: Impairment — - — - — - — - 46.2 97.7 Debt refinancing costs — - — 6.5 - - — - — - Accounting Change — - — 7.3 — - — - — - Adjusted EBITDA $52.6 $59.3 $41.5 $45.8 $ 89.1 $135.6 $164.6 $252.6 $167.7 $127.9 EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.